UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: April 29, 2014

Signature Group Holdings, Inc.

Delaware	001-08007	46-3783818
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15301 Ventura Boulevard, Suite 400 Sherman Oaks, California	91403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 435-1255

15303 Ventura Boulevard, Suite 1600

                         Sherman Oaks, California 91403

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2014, Signature Group Holdings, Inc. (the “Company”) entered into an Amendment to Employment Agreement (the “Amendments”) with each of Kyle Ross, the Company’s Executive Vice President and Chief Financial Officer, and W. Christopher Manderson, the Company’s Executive Vice President, General Counsel and Secretary, pursuant to which the termination dates of their respective employment agreements with the Company have been extended from April 30, 2014 to July 31, 2014.

The foregoing description of the Amendments does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendments, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2 and the terms of which are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 29, 2014, the Company held its 2014 annual meeting of stockholders (the “Annual Meeting”). On the record date for the Annual Meeting, there were 12,254,649 shares of common stock of the Company issued, outstanding and entitled to vote. At the Annual Meeting, the stockholders:

(1)	voted to elect each of the five (5) director nominees;
(2)	ratified the appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2014; and
(3)	approved, by advisory vote, the compensation of our named executive officers.

As disclosed in the Company’s proxy statement for the Annual Meeting, dated April 4, 2014 (the “Proxy Statement”), Lee P. Crockett notified the Company that he intended to nominate himself to stand for election at the Annual Meeting. On March 25, 2014, counsel to the Company informed counsel to Mr. Crockett of the decision of the Nominating and Governance Committee of the Board of Directors not to include Mr. Crockett as a nominee of the Company at the Annual Meeting. Since Mr. Crockett did not contest the election of directors and the election was otherwise uncontested, as disclosed in the Proxy Statement, shares held by stockholders who did not give their custodian specific instructions on the proposal to elect directors or the proposal to approve, by advisory vote, the compensation of our named executive officers, were treated as “broker non-votes” with respect to those matters.

The Company’s inspector of election certified the following vote tabulations:

Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Craig T. Bouchard	5,060,673	1,154,514	5,298,052
Peter C.B. Bynoe	4,421,580	1,793,607	5,298,052
Patrick E. Lamb	5,077,963	1,137,224	5,298,052
Raj Maheshwari	5,050,356	1,164,831	5,298,052
Philip G. Tinkler	4,580,825	1,634,362	5,298,052

Ratification of appointment of Squar, Milner, Peterson, Miranda & Williamson, LLP

Votes For	Votes Against	Abstentions
11,106,362	9,959	396,918

Advisory vote on the compensation of our named executive officers

Votes For	Votes Against	Abstentions	Broker Non-Votes
5,846,590	308,695	59,902	5,298,052

Item 8.01 Other Events.

On April 29, 2014, the Company’s Board of Directors reappointed Mr. Craig Bouchard as Chairman of the Board of Directors, and reconstituted the standing committees of the Board as follows:

Audit Committee	Compensation Committee	Nominating and Governance Committee
Patrick E. Lamb – Chairman	Peter C.B. Bynoe – Chairman	Philip G. Tinkler – Chairman
Peter C.B. Bynoe	Raj Maheshwari	Patrick E. Lamb
Philip G. Tinkler	Philip G. Tinkler	Raj Maheshwari

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Amendment to Employment Agreement, dated April 30, 2014, between Kyle Ross and the Company

10.2	Amendment to Employment Agreement, dated April 30, 2014, between W. Christopher Manderson and the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC. (Registrant)

Date: May 1, 2014	By:	/s/ W. Christopher Manderson
	Name:	W. Christopher Manderson
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to Employment Agreement, dated April 30, 2014, between Kyle Ross and the Company

10.2	Amendment to Employment Agreement, dated April 30, 2014, between W. Christopher Manderson and the Company